SEGMENTED INFORMATION	12 Months Ended
Jan. 31, 2022
Segment Reporting [Abstract]
SEGMENTED INFORMATION [Text Block]

17. SEGMENTED INFORMATION

The Company defines its major geographic operating segments as Oregon and Nevada. Due to the jurisdictional cannabis compliance issues ever-present in the industry, each state operation is by nature operationally segmented.

Key decision makers primarily review revenue, cost of sales expense, and gross margin as the primary indicators of segment performance. As the Company continues to expand via acquisition, the segmented information will expand based on management's agreed upon allocation of costs beyond gross margin.

Segmented operational activity and balances are as follows:

January 31, 2022	Discontinued operations	Nevada	Corporate	Consolidated
	$	$	$	$
Total revenue	1,128,403	32,982,976	-	34,111,379
Gross profit	(473,854)	18,809,985	-	18,336,131
Operating expenses:
Selling, general and administrative	(429,969)	(3,880,871)	(2,936,012)	(7,246,852)
Operating lease cost	(1,233)	(591,376)	-	(592,609)
Depreciation and amortization	(207,319)	(1,276,640)	(3,806)	(1,487,765)
Share-based compensation	-	-	(366,469)	(366,469)
Impairment of inventory	(1,093,308)	-	-	(1,093,308)
Impairment of intangible asset	(363,510)	-	-	(363,510)
Interest, accretion, and other	284,125	22,171	7,355,059	7,661,355
Net income (loss) before taxes	(2,285,068)	13,083,269	4,048,772	14,846,973

Entity-wide disclosures

All revenue for the years ended January 31, 2022 and January 31, 2021 was earned in the United States.

For the years ended January 31, 2022 and January 31, 2021, no customer represented more than 10% of the Company's net revenue.

The following table displays the disaggregation of long-lived assets by geographic area:

	January 31, 2022	January 31, 2021
	$	$
Nevada	11,903,430	10,110,806
Discontinued operations (Oregon)	1,817,633	1,946,961
Other	24,414	28,117
Total	13,745,477	12,085,884